UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2001

HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23653 (Commission File Number)	76-487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Item 5.     Other Events.

        On July 23, 2001 and July 24, 2001, Horizon Offshore, Inc. issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7.     Financial Statements and Exhibits.

(b)	Exhibits.
	99.1	Press release issued by Horizon Offshore, Inc. on July 23, 2001 announcing the purchase of Derrick/Lay Barge in Southeast Asia.

	99.2	Press release issued by Horizon Offshore, Inc. on July 24, 2001 announcing the second quarter earnings.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By: /s/ David W. Sharp David W. Sharp Executive Vice President and Chief Financial Officer

 Dated: July 24, 2001